UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Semi-Annual Report	April 30, 2020

Investment Adviser: Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020

The Portfolio files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports or Form N-PORT within sixty days after period end. The Portfolio’s Form N-Q and Form N-PORT reports are available on the Commission’s website at https://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the Commission’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six-month period ending April 30, 2020. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 6.61% and 6.54%, respectively, compared to a -7.68% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles.

Performance Review

Global Growth’s excess return for the period was driven by positive allocation, selection, and currency effects. The U.S./Canada was the top regional contributor, while Emerging Asia was the sole regional detractor. From a sector perspective, information technology and communication services contributed most to relative results, while consumer staples and materials were the top detractors. The top five absolute individual contributors to investment results were Shopify, Amazon, Netflix, Regeneron Pharmaceuticals, and Tencent. The top five absolute detractors were Titan, Maruti Suzuki, Housing Development Finance, Aptiv, and Uber Technologies.

During the period we purchased Dexcom, Nihon M&A Center, Sea, and Uber Technologies. We sold Eicher Motors, Fast Retailing, and Incyte. Our regional and sector exposures are largely a byproduct of our bottom-up investment process. While general positioning remained directionally unchanged, below are some highlights from the past year:

- The U.S./Canada remains the strategy’s largest absolute weight and Emerging Asia remains the strategy’s largest relative weight, though allocations to both regions fell modestly during the period.

- The strategy’s allocation to Developed Asia and Western Europe increased, due to the purchase of new portfolio businesses.

- The U.S./Canada is the strategy’s largest underweight, in part due to benchmark fluctuation. The strategy maintained no exposure to Eastern Europe, Latin America, and the Middle East & Africa, and Latin America.

- From a sector perspective, consumer discretionary and financials remained the strategy’s largest overweight and underweight, respectively.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

Commentary

At the beginning of the year, we wrote to investors about entering the new decade with optimism about the future. Since then, COVID-19 has spread globally at a stunning speed, with a tragic toll on human life and a severe impact on the global economy and markets. Our way of life is very different these days. We empathize with the challenges you may face professionally and personally.

Though the market environment is tough right now, we believe it offers a prime opportunity for our philosophy and approach to make a real difference for our clients. We entered the crisis with your investments concentrated in a small set of leading businesses that we view as the best long-term wealth-creation opportunities globally. The selection of these businesses has been years in the making, involving extensive research to build our knowledge of each business, assess its risks and opportunities, and understand the skill and motivations of the management team and the firm’s culture. This strong foundational work means that when we enter a challenging market environment, the portfolios are already pre-positioned for that crisis by owning leaders with significant competitive advantages and financial strength. Our six criteria are as much about risk mitigation as return generation, which enables us to navigate this difficult environment with high conviction in our businesses and confidence in our ability to fulfill our mission.

We concluded the first quarter of 2020 with value-added investment results across all our public equity strategies. Despite our strong relative results, we recognize the market drawdown has been significant, and that you may be especially concerned with managing volatility. As each day presents new information about the unfolding crisis, we are acutely focused on identifying the real risks that may impair a business’s capacity to sustain above-average revenue and earnings growth over the long term. These existential risks—rather than day-to-day volatility driven by trading dynamics—are what matter to us as business owners. This means we are closely tracking our portfolio businesses and the ecosystems in which they operate, communicating with management teams, and ensuring their balance sheets can withstand an extended period of disruption. We’ll continue to do this to validate that we own some of the best businesses—great franchises that can both survive the current crisis and thrive on the other side of it.

Leadership, sustainable competitive advantage, and financial strength are common attributes of our portfolio businesses, as guided by our six investment criteria. Because such businesses typically command a stock price premium, we’ve observed their shares tended to underperform the cheaper stocks of inferior businesses in previous risk-off markets. Yet, ironically, during those crises, the competitive gap between our leading businesses and the secondary industry players often widened. In many cases, our businesses emerged from the crises stronger, achieving even more dominant market positions, generating higher margins and return on equity and, subsequently, rewarding investors.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

In the current crisis, the competitive advantages of our portfolio businesses may be more obvious to market participants than in the past. These advantages are especially apparent in areas such as grocery ecommerce, video communication, streaming media services, and mission-critical enterprise software and infrastructure technologies. We believe this explains why the stock prices of many have performed better than the market benchmarks thus far. Looking forward, if our investment cases play out as we expect, many of our businesses will benefit from an acceleration of secular trends that may not be fully appreciated by the market. As many of our businesses are positioned to capitalize on this acceleration, so, too, are investors with the domain knowledge and long-term vision to look ahead to the growth opportunities of tomorrow. We believe our integrated global research platform helps us do just that.

Predicting future business outcomes is challenging work. Though we don’t claim to get it right with every business or with some incredible precision, we believe we have succeeded at tilting the odds in our favor by generating differentiated insights and constructing concentrated, conviction-weighted portfolios. And behind it all is our highly collaborative, team-based research platform. During times of stress, we believe its value becomes even more obvious.

We have purposefully built and nurtured a cohesive group of professionals committed to engaging in Socratic exploration. Our analysts and portfolio managers aren’t siloed, or myopically focused on a single sector or portfolio. Instead, they share information, ask probing questions, bring a diversity of perspectives, and challenge each other to see the world clearly and think creatively. We’ve intentionally cultivated a culture that values, promotes, and rewards teamwork. We believe doing so allows us to develop the clearest possible picture of the businesses we own and those we consider owning.

Our research platform enables us to identify innovation and attractive opportunities around the world and at all points of a company’s life. By sharing these insights across an integrated investment team, we are confident that each of our strategies is better equipped to benefit from the cumulative understanding of long-term growth drivers. For example, our private markets research often informs our thinking about the evolving industry dynamics affecting our public businesses, and vice versa. Likewise, our extensive fieldwork in emerging markets may influence our views on next-stage growth in the U.S. and other developed markets.

This collaborative approach enables us to continue our research and investment activity uninterrupted, despite global travel restrictions. By leveraging our integrated research platform, our portfolio management teams have the capability to efficiently access insights across geographies, growth stages, and business spaces. In addition to the platform and its collective domain knowledge, we’ve spent years developing strong relationships across each relevant ecosystem: relationships with customers, competitors, employees, management teams,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

partners, suppliers, and regulatory bodies. These relationships are a key advantage, in our view, and especially useful in today’s environment. We are confident that we have both the know-how and capabilities to execute our mission anywhere—be it on the road or while sheltering in place.

We continue to strengthen our capabilities, people, and processes. Despite our remote operation, we’ve been able to make additional enhancements to our data warehouse, upgrade our internal technology help desk, and even hire and onboard several new staff members.

Today, we believe our ability to identify value-creating businesses is greater than at any other time in our history.

Current Observations

Relative investment results have remained strong in Global Growth, which we believe reflects the underlying durability and quality of the franchises in which we invest. To us, these results serve as a testament to the power of Sands Capital’s investment criteria to simultaneously serve as a wealth-creation tool as well as an effective risk-mitigation tool. This dual nature of our criteria illustrates the “with prudence” part of our mission.

In the Global Growth portfolio, we’re focusing specifically on three key areas: 1) changes to the competitive environment, 2) demand destruction vs. demand delay, and 3) catalyst for secular change.

1)    Changes in competitive environment: Short-term industry pressures could strengthen our businesses’ competitive positions. For example, Align Technologies will likely sell fewer aligners as dentist offices close, and CP All will see less foot traffic as people socially distance. However, we believe it’s unlikely that the long-term demand drivers for these businesses will disappear, and, importantly, their financial strength will enable them to better weather the storm than their smaller and less robustly funded competitors.

2)    Demand destruction or delay: A key question we seek to answer is if economic activity has been permanently lost. In some cases, this is true—for instance, there’s no way to make up for Uber rides not taken. However, this isn’t true in all cases. For example, the medical device industry has been pressured as elective procedures have been delayed, and as hospital capital equipment purchasing has slowed. While this is a near-term headwind for several of our businesses, we don’t think this changes anything for a business such as Illumina. The need for genetic sequencing will continue to grow, in our view, and Illumina remains at the center of the genomics ecosystem as its key technology provider.

3)    Catalyst for secular change: We are also looking past the crisis to determine how shifting behavioral patterns could accelerate secular change and lead to new growth markets. Online grocery is one example, where awareness has grown, the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

value proposition has become clearer, and habits have begun to form. In 2019, ecommerce accounted for merely two percent of all U.S. food and beverage sales, and this shift online would have taken years to gain meaningful traction for businesses such as Alibaba and Amazon. However, COVID-driven social distancing has accelerated this move, with CivicSource reporting a threefold increase in U.S. adults who have increased their online grocery shopping. Other examples include increased usage of streaming video and game play globally (benefiting Netflix and Sea), and wholesale industry disruption (such as Shopify).

In terms of new opportunities, we’re looking for dislocation between current price and long-term value. The markets are already short-term-oriented, and, in a crisis, that perspective can become even more pronounced. This, in our view, can create real opportunity for investors with a business-owner’s mindset.

The Global Growth portfolio is largely very similar today to what it was at the beginning of the year. The few transactions from the period were unrelated to the COVID-19 outbreak.

Looking ahead

COVID-19 is a solvable problem. It will require time, behavior changes, and lots of adjustments. Things may change, and there may be a new normal, but it will be a new normal that will likely be pretty good for most. At Sands Capital, we will continue to focus on fulfilling our mission, working collaboratively to seek innovation and add value for our clients.

In closing, below is what we shared with clients in the depths of the Great Financial Crisis in 2008, which we believe rings true today:

History suggests that stock market recoveries occur well before economic recoveries. As we like to say at Sands Capital, you have to “be there,” not “getting there.” In other words, investors need to be positioned in the right companies before the market turns, not after. Having adhered assiduously to our investment philosophy and strategy, we believe our clients are already “there” and uniquely positioned to benefit from this recovery. We also think there is a case to be made that this recovery could be dramatic given the current compelling valuations.

The market at this moment is gripped by fear, panic, and severe risk aversion. This too shall pass. Looking forward, we believe that patience will be rewarded—and so too will our concentrated portfolio of high-quality growth businesses.

Thank you for your continued partnership. Stay healthy and be well.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages based on total investments.

Schedule of Investments

Common Stock — 97.0%

	SHARES	VALUE

Australia — 2.9%

Atlassian, Cl A *	280,338	$43,589,756

Belgium — 2.9%

Galapagos ADR *	196,572	43,334,297

Canada — 3.7%

Shopify, Cl A *	86,036	54,399,702

China — 8.2%

Alibaba Group Holding ADR *	358,208	72,598,015

Tencent Holdings	944,800	50,003,672

		122,601,687

Germany — 2.9%

Zalando *	883,570	43,201,142

India — 6.1%

Asian Paints	928,530	21,658,316

Housing Development Finance	1,387,456	35,071,028

Maruti Suzuki India	143,330	10,145,254

Titan	1,932,323	24,805,092

		91,679,690

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

Common Stock — continued

	SHARES	VALUE

Japan — 5.9%

Keyence	126,200	$45,388,885

Nihon M&A Center	828,900	27,138,231

PeptiDream *	408,400	15,350,736

		87,877,852

Netherlands — 7.2%

Adyen*	42,746	41,973,033

ASML Holding ADR, Cl G	226,331	65,280,651

		107,253,684

Singapore — 2.7%

Sea ADR *	723,568	40,215,909

Thailand — 3.4%

Airports of Thailand	9,784,400	18,761,437

CP ALL	14,782,300	32,352,858

		51,114,295

United Kingdom — 1.7%

GVC Holdings	2,732,549	25,837,353

United States — 49.4%

Communication Services — 8.8%

Alphabet, Cl A *	22,114	29,780,924

Alphabet, Cl C *	15,368	20,726,207

Facebook, Cl A *	147,838	30,263,917

Netflix *	122,140	51,280,479

		132,051,527

Consumer Discretionary — 10.6%

Amazon.com *	32,034	79,252,116

Aptiv	388,878	27,046,465

NIKE, Cl B	592,292	51,636,017

		157,934,598

Financials — 1.4%

Charles Schwab	563,988	21,273,627

Health Care — 15.4%

ABIOMED *	128,906	24,653,273

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

Common Stock — continued

	SHARES	VALUE

Health Care — (continued)

Align Technology *	123,013	$26,429,343

Bluebird Bio *	275,624	14,850,621

DexCom *	55,192	18,500,358

Edwards Lifesciences *	194,415	42,285,263

Illumina *	128,745	41,073,517

Regeneron Pharmaceuticals *	73,847	38,834,660

Sarepta Therapeutics *	203,372	23,973,491

		230,600,526

Industrials — 2.0%

Uber Technologies *	984,852	29,811,470

Information Technology — 11.2%

Okta, Cl A *	158,012	23,907,216

Visa, Cl A	447,610	79,996,859

Workday, Cl A *	314,153	48,348,147

Zoom Video Communications, Cl A *	115,432	15,602,943

		167,855,165

		739,526,913

Total Common Stock

(Cost $952,963,429)		1,450,632,280

Total Investments — 97.0%

(Cost $952,963,429)		$1,450,632,280

Percentages are based on Net Assets of $1,495,641,524.
*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

The summary of input levels used to value the Portfolio’s net assets as of April 30, 2020 was as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$43,589,756	$—	$—	$43,589,756
Belgium	43,334,297	—	—	43,334,297
Canada	54,399,702	—	—	54,399,702
China	72,598,015	50,003,672	—	122,601,687
Germany	—	43,201,142	—	43,201,142
India	—	91,679,690	—	91,679,690
Japan	—	87,877,852	—	87,877,852
Netherlands	65,280,651	41,973,033	—	107,253,684
Singapore	40,215,909	—	—	40,215,909
Thailand	—	51,114,295	—	51,114,295
United Kingdom	—	25,837,353	—	25,837,353
United States	739,526,913	—	—	739,526,913
Total Common Stock	1,058,945,243	391,687,037	—	1,450,632,280
Total Investments in Securities	$1,058,945,243	$391,687,037	$—	$1,450,632,280

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $952,963,429)	$1,450,632,280
Cash and Cash Equivalent	61,096,348
Foreign Currency, at value (Cost $2,119,110)	2,125,473
Receivable for Capital Shares Sold	2,263,840
Receivable for Investment Securities Sold	1,816,544
Dividend Receivable	1,034,936
Foreign Tax Reclaim Receivable	34,215
Prepaid Expenses	30,497
Unrealized appreciation on spot contracts	4,511

Total Assets	1,519,038,644

Liabilities:
Payable for Investment Securities Purchased	10,865,122
Payable for Capital Shares Redeemed	10,595,443
Payable due to Investment Adviser	967,130
Accrued Foreign Capital Gains Tax on Appreciated Securities	785,946
Payable due to Administrator	100,138
Trustee Fees Payable	3,860
Chief Compliance Officer Fees Payable	2,119
Shareholder Servicing Fees Payable	1,402
Other Accrued Expenses	75,960

Total Liabilities	23,397,120

Net Assets	$1,495,641,524

Net Assets Consist of:
Paid-in-Capital	$1,001,626,854
Total distributable gain	494,014,670

Net Assets	$1,495,641,524

Net Asset Value Per Share — Institutional Shares ($1,476,596,649 ÷ 55,081,878 shares)*	$26.81

Net Asset Value Per Share — Investor Shares ($19,044,875 ÷ 722,581 shares)*	$26.36

*	Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$2,856,080
Interest Income	240,817
Less: Foreign Taxes Withheld	(223,025)

Total Investment Income	2,873,872

Expenses
Investment Advisory Fees	6,071,042
Administration Fees	624,403
Shareholder Servicing Fees - Investor Class	16,730
Trustees’ Fees	9,548
Chief Compliance Officer Fees	3,249
Custodian Fees	62,162
Transfer Agent Fees	53,562
Registration Fees	19,203
Legal Fees	16,448
Audit Fees	12,537
Printing Fees	11,238
Insurance and Other Expenses	20,509

Total Expenses	6,920,631

Less:
Fees Paid Indirectly	(273)

Net Expenses	6,920,358

Net Investment Loss	(4,046,486)

Net Realized Gain (Loss) on:
Investments	30,959,133
Foreign Currency Transactions	(26,403)

Net Realized Gain	30,932,730

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	67,099,629
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	6,939
Foreign Capital Gains Tax on Appreciated Securities	2,686,246

Net Change in Unrealized Appreciation (Depreciation)	69,792,814

Net Gain on Investments and Foreign Currency Transactions	100,725,544

Net Increase in Net Assets Resulting from Operations	$96,679,058

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(4,046,486)	$(6,671,922)
Net Realized Gain on Investments and Foreign Currency Transactions	30,932,730	82,337,153
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	69,792,814	151,259,623

Net Increase in Net Assets Resulting from Operations	96,679,058	226,924,854

Distributions
Institutional	(82,025,197)	(84,937,915)
Investor	(953,756)	(986,086)

Total Distributions	(82,978,953)	(85,924,001)

Capital Share Transactions:
Institutional Shares
Issued	131,591,426	435,211,270
Reinvestment of Distributions	79,465,192	82,078,165
Redemption Fees (see note 2)	—	2,172
Redeemed	(122,517,600)	(333,602,508)

Net Institutional Share Transactions	88,539,018	183,689,099

Investor Shares
Issued	3,008,942	4,650,619
Reinvestment of Distributions	953,756	986,086
Redemption Fees (see note 2)	—	727
Redeemed	(1,101,178)	(3,401,871)

Net Investor Share Transactions	2,861,520	2,235,561

Net Increase in Net Assets from Share Transactions	91,400,538	185,924,660

Total Increase in Net Assets	105,100,643	326,925,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Net Assets:
Beginning of Period	1,390,540,881	1,063,615,368

End of Period	$1,495,641,524	$1,390,540,881

Shares Transactions:
Institutional Shares
Issued	5,170,522	17,159,665
Reinvestment of Distributions	2,949,618	3,818,913
Redeemed	(4,643,789)	(12,886,938)

Net Institutional Share Transactions	3,476,351	8,091,640

Shares Transactions:
Investor Shares
Issued	123,339	184,783
Reinvestment of Distributions	36,004	46,579
Redeemed	(41,894)	(140,400)

Net Investor Share Transactions	117,449	90,962

Net Increase in Shares Outstanding	3,593,800	8,182,602

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period/Year

	Institutional
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Asset Value, Beginning of Period/Year	$26.64	$24.16	$24.16	$18.66	$17.84	$18.24

Income from Investment Operations:
Net Investment Loss†	(0.07)	(0.13)	(0.13)	(0.08)	(0.06)	(0.05)
Net Realized and Unrealized Gain	1.84	4.59	0.23	5.58	0.88	—*

Total from Investment Operations	1.77	4.46	0.10	5.50	0.82	(0.05)

Dividends and Distributions from:
Net Investment Income	(0.02)	(0.02)	(0.10)	—	—	(0.09)
Net Realized Gains	(1.58)	(1.96)	—	—	—	(0.26)
Total Dividends and Distributions	(1.60)	(1.98)	(0.10)	—	—	(0.35)

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period/Year	$26.81	$26.64	$24.16	$24.16	$18.66	$17.84

Total Return††	6.61%	20.43%	0.41%	29.47%	4.60%	(0.28)%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$1,476,597	$1,374,673	$1,051,355	$1,223,251	$992,602	$926,086
Ratio of Expenses to Average Net Assets	0.97%**	0.97%	0.97%	0.98%	0.99%	1.03%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

	Institutional
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.97%**	0.97%	0.97%	0.98%	0.99%	1.03%
Ratio of Net Investment Loss to Average Net Assets	(0.56)%**	(0.51)%	(0.51)%	(0.40)%	(0.32)%	(0.28)%
Portfolio Turnover Rate	14%***	34%	25%	24%	20%	18%

^	See Note 2 in the Notes to the Financial Statements.
*

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year

	Investor
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Asset Value, Beginning of Period	$26.22	$23.85	$23.85	$18.46	$17.69	$18.09

Income from Investment Operations:
Net Investment Loss†	(0.10)	(0.18)	(0.18)	(0.14)	(0.10)	(0.10)
Net Realized and Unrealized Gain	1.82	4.51	0.24	5.53	0.87	—*

Total from Investment Operations	1.72	4.33	0.06	5.39	0.77	(0.10)

Dividends and Distributions from:
Net Investment Income	—	—	0.06	—	—	(0.04)
Net Realized Gains	(1.58)	(1.96)	—	—	—	(0.26)

Total Dividends and Distributions	(1.58)	(1.96)	(0.06)	—	—	(0.30)

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period	$26.36	$26.22	$23.85	$23.85	$18.46	$17.69

Total Return††	6.54%	20.13%	0.41%	29.20%	4.35%	(0.56)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$19,045	$15,868	$12,261	$8,484	$6,450	$6,053
Ratio of Expenses to Average Net Assets	1.17%**	1.17%	1.17%	1.23%	1.24%	1.29%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

	Investor
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%**	1.17%	1.17%	1.23%	1.24%	1.29%
Ratio of Net Investment Loss to Average Net Assets	(0.76)%**	(0.72)%	(0.71)%	(0.66)%	(0.57)%	(0.57)%
Portfolio Turnover Rate	14%***	34%	25%	24%	20%	18%

^	See Note 2 in the Notes to the Financial Statements.
*

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 44 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values

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generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Fund Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

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The Fund uses Market Fair Value (“Market”) as a third party fair valuation vendor. Market provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Market in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Market. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Market are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Market using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little

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or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely- than -not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the period ended April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from

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settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended April 30, 2020, the Fund paid $624,403 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the period ended April 30, 2020, the Investor Shares incurred 0.20% of average daily net assets or $16,730 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the period end April 30, 2020, the Fund earned cash management credits of $273 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35%

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of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2020, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the period ended April 30, 2020, the Fund made purchases of $210,728,474 and sales of $192,764,770 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. During the year ended October 31, 2019, the Fund had no permanent differences.

The tax character of dividends and distributions for the Funds declared during the fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2019	$729,560	$85,194,441	$85,924,001
2018	4,374,159	796,984	5,171,143

As of October 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$82,082,257
Unrealized Appreciation	403,217,805
Current Year Late-Year Ordinary Loss Deferral	(4,985,579)
Other Temporary Differences	82

Total Net Distributable Earnings	$480,314,565

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2019 through October 31, 2019. For the tax year

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ended October 31, 2019, the Fund elected to treat qualified ordinary late year loss of $4,985,579, as arising in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at October 31, 2019, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2019, the Fund had no carryforward capital losses.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at April 30, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$952,963,429	$541,173,104	$(43,504,253)	$497,668,851

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies

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of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk — To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

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Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

10.	Other:

At April 30, 2020, 50% of Institutional Shares outstanding were held by three shareholders and 86% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals, and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

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13.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2019 to April 30, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Annualized Expense Ratios	Expenses Paid During Period*

Sands Capital Global Growth Fund

Actual Fund Return
Institutional Shares	$1,000.00	$1,066.10	0.97%	$4.98
Investor Shares	1,000.00	1,065.40	1.17	6.01
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.04	0.97%	$4.87
Investor Shares	1,000.00	1,019.05	1.17	5.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the commencement of operations period shown).

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APRIL 30, 2020 (Unaudited)

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2020 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2020 (Unaudited)

its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-1100

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

By (Signature and Title)	/s/ Stephen Connors,
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 8, 2020